                                                                     Exhibit 3.1

        CANADA BUSINESS             [GRAPHIC]      LOI SUR LES CORPORATIONS
       CORPORATIONS ACT                            COMMERCIALES CANADIENNES
            FORM 11                                        FORMULE 11
    ARTICLES OF CONTINUANCE                         STATUTS DE CONTINUATION
         (SECTION 181)                                  (ARTICLE 181)
--------------------------------------------------------------------------------
1 - Name of Corporation                       Nom de la corporation

     INTERPROVINCIAL STEEL AND PIPE CORPORATION LTD.
--------------------------------------------------------------------------------
2 - The place in Canada where the             Lieu eu Canada ou doit etre situe
    registered office is to be situated       le siege social

     City of Regina, Province of Saskatchewan

3 - The Classes and any maximum number of     Categories el tout nombre maximal
    shares that the corporation is            d'actions que la corporation est
    authorized to issue                       autorisee a emettre

     There shall be one class of shares consisting of an unlimited number of common shares each carrying the right to one vote at all meetings of shareholders and fully participating as to dividends and distribution of capital upon liquidation or winding up of the corporation; and for greater certainty, the said common shares shall include all of the issued common shares of the corporation outstanding at the date hereof
--------------------------------------------------------------------------------
4 - Restrictions if any on share transfers    Restrictions sur le transferl des
                                              actions s'il y a lieu.

     There shall be no restrictions on share transfers.

--------------------------------------------------------------------------------
5 - Number (or minimum and maximum number)    Nombre (ou nombre minimum et
    of directors                              maximum) d'administrateurs

     A minimum of 10 and a maximum of 23, as fixed by the Board of Directors from time to time
--------------------------------------------------------------------------------
6 - Restrictions if any on businesses the     Restrictions imposees quant aux
    corporation may carry on                  entereprises que la corporation
                                              peut exploiter s'il y a lieu

     There shall be no restrictions on the business which the corporation may carry on.

--------------------------------------------------------------------------------
7 - Other provisions if any                   Autras dispositions s'il y a lieu

     Nil

--------------------------------------------------------------------------------
                            Signature         Description of office -
                                              Description du poste


January 10, 1977            /s/ Illegible     Secretary
                            ---------------
--------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY                     A L' USAGE DU MINISTERE SEULEMENT
--------------------------------------------------------------------------------

Corporation No - No de la corporation         Filed - Deposee
18341-5                                       February 15, 1977.
                                              ----------------------------------

       CANADA BUSINESS              [GRAPHIC]      LOI SUR LES CORPORATIONS
      CORPORATIONS ACT                             COMMERCIALES CANADIENNES

           FORM 4                                          FORMULE 4
    ARTICLES OF AMENDMENT                          STATUTS DE MODIFICATION
     (SECTION 27 OR 171)                             (ARTICLE 27 OU 171)
--------------------------------------------------------------------------------
1 - Name of Corporation - Nom de la           2 - Corporation No. - No de la
    corporation                                   corporation

      INTERPROVINCIAL STEEL AND PIPE
             CORPORATION LTD.                             18341-5

--------------------------------------------------------------------------------
3 - The articles of the above-named               Les statuts de la corporation
    corporations are amended as follows:          ci-haut mentionee sont
                                                  modifies de la lacon survante:

          Paragraph 1 of the Articles of the Corporation be deleted and the following substituted therefor:

               1.   Name of Corporation:

                        "IPSCO INC."

--------------------------------------------------------------------------------
                Signature                     Description of Office -
                                              Description du poste


March 14, 1984   /s/ Illegible                 Secretary
                 -----------------
--------------------------------------------------------------------------------
DEPARTMENTAL USE ONLY                         A L'USAGE DU MINISTERE SEULEMENT
--------------------------------------------------------------------------------
                                              Filed - Deposee
                                              MARCH 19, 1984
                                              ----------------------------------

       CANADA BUSINESS              [GRAPHIC]    LOI SUR LES CORPORATIONS
      CORPORATIONS ACT                           COMMERCIALES CANADIENNES

           FORM 4                                       FORMULE 4
    ARTICLES OF AMENDMENT                        STATUTS DE MODIFICATION
     (SECTION 27 OR 171)                           (ARTICLE 27 OU 171)
--------------------------------------------------------------------------------
1 - Name of Corporation - Nom de la           2 - Corporation No. - No de la
    corporation                                   corporation

                 IPSCO INC.                                18341-5

--------------------------------------------------------------------------------
3 - The articles of the above-named           Les statuts de la corporation
    corporations are amended as follows:      ci-haut mentionnee sonl modifies
                                              de la lacon survante:

          The issued common shares of the Corporation are changed by dividing each issued common share into two issued common shares.

--------------------------------------------------------------------------------
                Signature                     Description of Office -
                                              Description du poste


June 11, 1984   /s/ Illegible                 Secretary
--------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY                     A L'USAGE DU MINISTERE SEULEMENT
--------------------------------------------------------------------------------
                                              Filed - Deposee
                                              11.6.1984
                                              ----------------------------------

      CANADA BUSINESS               [GRAPHIC]      LOI SUR LES CORPORATIONS
      CORPORATIONS ACT                             COMMERCIALES CANADIENNES
            FORM 4                                          FORMULE 4
    ARTICLES OF AMENDMENT                           STATUTS DE MODIFICATION
     (SECTION 27 OR 171)                              (ARTICLE 27 OU 171)
--------------------------------------------------------------------------------

1 - Name of Corporation - Nom de la           2 - Corporation No. - No de la
    corporation                                   corporation

     IPSCO INC.                                            18341-5
--------------------------------------------------------------------------------
3 - The articles of the above-named           Les statuts de la corporation ci -
    corporations are amended as follows:      haut mentionnee sont modifies de
                                              la facon suivante:

     Paragraph 3 of the Articles of the Corporation be deleted and the following substituted therefor:

               The annexed Schedule I is incorporated in this form.
--------------------------------------------------------------------------------

Date                        Signature         Description of office -
                                              Description du poste


May 5, 1987                  /s/ Illegible    Secretary
                            ---------------
--------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY                      A L'USAGE DU MINISTERE SEULEMENT
--------------------------------------------------------------------------------
                                              Filed - Deposee
                                              May 12, 1987
                                              ----------------------------------

                                   SCHEDULE I

                                   IPSCO INC.

                                    SECTION A
                               AUTHORIZED CAPITAL

          The Corporation is authorized to issue:

          (a)  An unlimited number of common shares (the "Common Shares");

          (b) An unlimited number of first preferred shares (the "First Preferred Shares") issuable in series; and

          (c) An unlimited number of second preferred shares (the "Second Preferred Shares") issuable in series.

                                    SECTION B
                                  COMMON SHARES

          The Common Shares shall, as a class, carry and be subject to the following rights, privileges, restrictions and conditions:

1.   Voting Rights

          The holders of the Common Shares shall be entitled to receive notice of, to attend and to cast one vote per Common Share held at all meetings of shareholders of the Corporation except meetings at which only holders of some other specified class or series are, at law or pursuant to the articles of the Corporation, entitled to vote.

2.   Dividends

          Subject to any prior rights of the holders of the First Preferred Shares and the Second Preferred Shares, the right to receive any dividends declared by the board of directors on the Common Shares.

3.   Liquidation, Dissolution or Winding-up

          Subject to any prior rights of the holders of the First Preferred Shares and the Second Preferred Shares, the right to receive, equally on a share-for-share basis, the remaining assets of the Corporation in the event of liquidation, dissolution, or winding-up of the Corporation or other distribution of assets and property of the Corporation among its shareholders for the purpose of winding-up its affairs.

                                    SECTION C
                        FIRST PREFERRED SHARES AS A CLASS

          The First Preferred Shares shall, as a class, carry and be subject to the following rights, privileges, restrictions and conditions:

1.   Directors' Rights to Issue in One or More Series

          The directors of the Corporation may at any time and from time to time designate series of First Preferred Shares and authorize and issue such number of shares of each such series as may be determined by the board of directors.

2.   Directors to Fix Terms of Each Series

          The directors of the Corporation may (subject as hereinafter provided) from time to time fix before issuance the designation, rights, privileges, restrictions and conditions to attach to each such series of First Preferred Shares which they may designate from time to time including, without limiting the generality of the foregoing, any dividend rights and the rate and dates of payment thereof, any redemption, retraction or conversion rights and the terms and conditions thereof, and any voting rights to be attached thereto in the event of default or non-fulfillment by the Corporation of or in respect of any right, privilege, restriction, term or condition attached thereto or to any other shares of the Corporation.

3.   Ranking of First Preferred Shares

          The First Preferred Shares of each series shall, on a share by share basis, rank on a parity with the First Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

4.   Priority of First Preferred Shares

          The First Preferred Shares shall be entitled to preference over the Common Shares, the Second Preferred Shares and any other shares of the Corporation ranking junior to the First Preferred Shares with respect to the payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs and, subject to the articles, may also be given such other preferences over the Common Shares, the Second Preferred Shares and any other shares of the Corporation ranking junior to the First Preferred Shares, as may be fixed by the board of directors of the Corporation as to the respective series authorized to be issued.

5.   Participation in Unpaid Amounts

          If any cumulative dividends or amounts payable on a return of capital are not paid in full when due, the First Preferred Shares of all series shall participate rateably in respect of any such accumulated dividends and return of capital.

6.   Voting

          Except as required by law or by the provisions fixed by the directors in respect of any series, the holders of the First Preferred Shares shall as a class not be entitled to receive notice of or attend any meeting of the shareholders of the Corporation and shall not be entitled to any vote at any such meeting.

                                    SECTION D
                       SECOND PREFERRED SHARES AS A CLASS

          The Second Preferred Shares shall, as a class, carry and be subject to the following rights, privileges, restrictions and conditions:

1.   Directors' Rights to Issue in One or More Series

          The directors of the Corporation may at any time and from time to time designate series of Second Preferred Shares and authorize and issue such number of shares of each such series as may be determined by the board of directors.

2.   Directors to Fix Terms of Each Series

          The directors of the Corporation may (subject as hereinafter provided) from time to time fix before issuance the designation, rights, privileges, restrictions and conditions to attach to each such series of Second Preferred Shares which they may designate from time to time including, without limiting the generality of the foregoing, any dividend rights and the rate and dates of payment thereof, any redemption, retraction or conversion rights and the terms and conditions thereof, and any voting rights to be attached thereto in the event of default or non-fulfillment by the Corporation of or in respect of any right, privilege, restriction, term or condition attached thereto or to any other shares of the Corporation.

3.   Ranking of Second Preferred Shares

          The Second Preferred Shares of each series shall, on a share by share basis, rank on a parity with the Second Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

4.   Priority of Second Preferred Shares

          The Second Preferred Shares shall be entitled to preference over the Common Shares of the Corporation and any other shares of the Corporation ranking junior to the Second Preferred Shares, but subject to the prior rights of the holders of the First Preferred Shares, with respect to the payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs and, subject to the articles, may also be given such other preferences over the Common Shares of the Corporation, and any other shares of the Corporation ranking junior to the Second Preferred Shares, as may be fixed by the board of directors of the Corporation as to the respective series authorized to be issued.

5.   Participation in Unpaid Amounts

          If any cumulative dividends or amounts payable on a return of capital are not paid in full when due, the Second Preferred Shares of all series shall participate rateably in respect of any such accumulated dividends and return of capital.

6.   Voting

          Except as required by law or by the provisions fixed by the directors in respect of any series, the holders of the Second Preferred Shares shall as a class not be entitled to receive notice of or attend any meeting of the shareholders of the Corporation and shall not be entitled to any vote at any such meeting.

                        CANADA BUSINESS CORPORATIONS ACT

                                     FORM 4

                              ARTICLES OF AMENDMENT
                              (SECTION 27 OR 171)

--------------------------------------------------------------------------------
1. Name of Corporation                        2 - Corporation No.

     IPSCO Inc.                                    18341-5

3. The articles of the above-named corporation are amended as follows
--------------------------------------------------------------------------------

     Paragraph 7 of the Articles of the Corporation be amended by deleting the word "Nil" and substituting therefor:

          "Right to Appoint Directors

          The Board of Directors may appoint one or more Directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of Directors so appointed may not exceed the lesser of three or one-third of the number of Directors elected at the previous annual meeting of shareholders."

--------------------------------------------------------------------------------
Date                        Signature         Description of Office


1 May 1998                  /s/ Illegible     Secretary
                            ---------------
--------------------------------------------------------------------------------
                                              FOR DEPARTMENTAL USE ONLY
                                              Filed
                                              MAY 11 1998
                                              ----------------------------------

                        CANADA BUSINESS CORPORATIONS ACT

                                     FORM 4

                              ARTICLES OF AMENDMENT
                               (SECTION 27 OR 171)
--------------------------------------------------------------------------------
1 - Name of Corporation                       2 - Corporation No.

IPSCO Inc.                                    18341-5
--------------------------------------------------------------------------------
3 - The articles of the above-named corporation are amended as follows

          Pursuant to paragraph 3 of the Articles of the Corporation, 6,000,000 First Preferred Shares are hereby designated "5.50% First Preferred Shares, Series 1" having attached thereto, in addition to the rights, privileges, restrictions and conditions attached to the First Preferred Shares as a class, the rights, privileges, restrictions and conditions set forth in Schedule A attached hereto.

--------------------------------------------------------------------------------
Date               Signature                  Description of Office


November 9, 1998  /s/ Illegible               Secretary
                  ----------------
--------------------------------------------------------------------------------
                                              FOR DEPARTMENTAL USE ONLY
                                              Filed
                                              NOV 10, 1998
                                              ----------------------------------

                                   SCHEDULE A

                                   IPSCO Inc.

                        5.50% CUMULATIVE REDEEMABLE FIRST
                           PREFERRED SHARES, SERIES 1

The 5.50% Cumulative Redeemable First Preferred Shares, Series 1 (the "Series 1 Preferred Shares"), in addition to the rights, privileges, restrictions and conditions attaching to the First Preferred Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

1.   Dividends

     1.1  Payment of Dividends

     The holders of the Series 1 Preferred Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the Board of Directors of the Corporation out of moneys of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends at the rate of $1.375 per share per annum. The Board of Directors of the Corporation shall be entitled from time to time to declare part of the said fixed preferential cumulative dividend for any fiscal year of the Corporation notwithstanding that such dividend for such fiscal year shall not be declared in full. Such dividends shall accrue from and including the date on which the Series 1 Preferred Shares are issued. Such dividends shall be payable by quarterly instalments of $0.34375 per share on the 15th day of each of February, May, August and November in each year commencing in 1999 (each such date hereinafter referred to as a "Dividend Payment Date"), except that on the first Dividend Payment Date, being February 15, 1999, the dividend payable on such date, if declared, shall be $0.35128 per share or, if the Series 1 Preferred Shares are issued on a date other than November 13, 1999, such other amount per share as the Corporation shall determine to be payable calculated in a manner consistent with subsection 1.2 hereof.

     1.2  Dividend for less than a Full Quarter

     Except as otherwise provided in subsection 1.1 hereof, the amount of any accrued and unpaid dividend on a Series 1 Preferred Share for any period which is less than a full quarterly period (a "Partial Period") in the circumstance where a Series 1 Preferred Share:

     (a)  is redeemed by the Corporation;

     (b) is converted into common shares of the Corporation ("Common Shares") at the option of the Corporation as provided in section 3 hereof;

     (c)  is entitled to a distribution of capital pursuant to section 8 hereof;
          or

     (d)  is purchased pursuant to subsection 4.6 hereof;

shall be determined in accordance with the following formula:

              X($1.3750)
          D = -----------
              365

Where: D is the amount of the accrued and unpaid dividend payable per Series 1 Preferred Share for the Partial Period; and

          X is the number of days from and including the last Dividend Payment Date (regardless of whether a dividend was paid on such Dividend Payment Date) to but excluding the last day of the Partial Period.

     1.3  Method of Payment

     Cheques payable in lawful money of Canada at par at any branch of the Corporation's bankers in Canada may be issued in respect of dividends payable on the Series 1 Preferred Shares (less any tax required by law to be deducted or withheld by the Corporation). The mailing on or before the third business day prior to any Dividend Payment Date, of such a cheque dated such Dividend Payment Date, payable to the registered holder on the applicable record date shall satisfy payment in respect of the dividends represented thereby unless the cheque is not paid on presentation. No holder of Series 1 Preferred Shares shall be entitled to recover, by action or other legal process against the Corporation, any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment within, or that otherwise remains unclaimed for, a period of six years from the date on which it was payable and such dividend shall, unless applicable law otherwise provides, be forfeited to the Corporation.

     1.4  Cumulative Payment of Dividends

     If on any Dividend Payment Date the dividend accrued to such date is not paid in full on all the Series 1 Preferred Shares then outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent date or dates, as determined in the absolute discretion of the Board of Directors, at a time in which the Corporation shall have sufficient moneys properly applicable to the payment thereof. A holder of a Series 1 Preferred Share shall not be entitled to any dividends in respect of such Series 1 Preferred Share other than or in excess of the fixed cumulative preferential cash dividends provided for herein.

     1.5  Payment in U.S. Dollars

     Notwithstanding any other provision of this section 1, the Corporation may pay dividends, to holders of the Series 1 Preferred Shares who are resident in the United States, in United States Dollars by converting the Canadian dollar amount of the amount payable into United States Dollars using the Bank of Canada noon buying rate on the record date set for such dividends. Any payment in United States dollars pursuant to this subsection 1.5 shall be made by a cheque payable in lawful money of the United States at par at any branch of the Corporation's bankers in the United States (less any tax required by law to be deducted or withheld by the Corporation).

2.   Redemption

     2.1  Restriction on Redemption

     The Corporation may not redeem the Series 1 Preferred Shares prior to May 15, 2004. Subject to section 7 hereof, on and after May 15, 2004 the Corporation may redeem at any time the whole, or from time to time any part, of the then outstanding Series 1 Preferred Shares on payment for each share to be redeemed of $25.00 together with an amount equal to all accrued and unpaid dividends (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the Redemption Date).

     2.2  Redemption Procedure

          (a)  Redemption Notice:

     In any case of redemption of Series 1 Preferred Shares, the Corporation shall, at least 30 and no more than 60 days before the Redemption Date, mail to each person who at the record date, if one is set by the Corporation, or if no record date is set then at the date of mailing, is a registered holder of the Series 1 Preferred Shares which are to be redeemed a notice in writing of the intention of the Corporation to redeem such Series 1 Preferred Shares (a "Redemption Notice"). The Redemption Notice shall set out the redemption price per share (as calculated in accordance with subsection 2.1) and the date on which redemption is to take place as determined in the sole discretion of the Board of Directors (the "Redemption Date"), and, if part only of the Series 1 Preferred Shares held by the person to whom the Redemption Notice is addressed are to be redeemed, the number thereof to be redeemed. The Redemption Notice shall be sent by prepaid mail to each registered holder of a Series 1 Preferred Share which is to be redeemed at such holder's address as it appears in the shareholder or securities register maintained by or on behalf of the Corporation, or in the event of the address of any such holder not so appearing then at the last known address of such holder; provided, however, that accidental failure or omission to give a Redemption Notice to one or more of any such holders shall not affect the validity of the redemption of such holders Series l Preferred Shares which are to be redeemed. In the case of joint holders of Series 1 Preferred Shares, the Redemption Notice may be mailed to any one of such holders.

          (b)  Payment of Redemption Price:

     On or after the Redemption Date the Corporation shall pay, or cause to be paid, to or to the order of each registered holder of Series 1 Preferred Shares called for redemption, the amount payable on redemption of the Series 1 Preferred Shares held by such holder, but such payment shall only be made upon presentation and surrender at the registered office of the Corporation (or such other place as is designated in the Redemption Notice) of the certificates representing the Series 1 Preferred Shares called for redemption which are held by such holder. Such payment shall be made by cheque payable in lawful money of Canada at par at any branch of the Corporation's bankers in Canada.

     The Corporation shall have the right at any time after the mailing of a Redemption Notice relating to any Series 1 Preferred Shares to deposit the amount payable on redemption of the Series 1 Preferred Shares so called for redemption, or the amount payable in respect of such of the Series 1 Preferred Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a special trust account in any chartered bank or trust company in Canada which has been named in either the original Redemption Notice or in a subsequent notice sent to the registered holders of the Series 1 Preferred Shares in respect of which such deposit is made. Such monies held on deposit are to be paid without interest to or to the order of the respective registered holders of Series 1 Preferred Shares in respect of which the deposit shall have been made, upon presentation and surrender to such bank or trust company of the certificate(s) representing such shares. The rights of the registered holders of Series 1 Preferred Shares in respect of which such deposit shall have been made shall be limited to receiving without interest their proportionate part of the total amount so deposited against presentation and surrender of the certificates representing their respective Series 1 Preferred Shares being redeemed. Any interest earned on any such deposit shall belong to the Corporation.

     Redemption moneys (including moneys held on deposit as provided herein) that are represented by a cheque which has not been duly presented for payment within, or that otherwise remain unclaimed for, a period of six years from the applicable Redemption Date shall, unless applicable law otherwise provides, be forfeited to the Corporation.

          (c) Redemption of Part Only:

     If part only of the Series 1 Preferred Shares are to be redeemed, the Series 1 Preferred Shares to be redeemed shall be selected for redemption by lot or in such equitable manner as the Board of Directors of the Corporation in its sole discretion determines. If part only of the Series 1 Preferred Shares represented by any share certificate are redeemed, a new share certificate for the remaining balance of the Series 1 Preferred Shares which are not to be redeemed shall be issued at the expense of the Corporation. Only whole Series 1 Preferred Shares may be redeemed from any particular holder.

          (d) Termination of Rights:

     From and after the Redemption Date, the Series 1 Preferred Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless the amount payable on redemption of such Series 1 Preferred Shares is not paid upon presentation and surrender of certificates for such Series 1 Preferred Shares in accordance herewith, in which case the rights of the holders in respect of such Series 1 Preferred Shares shall remain unaffected.

3.   Conversion into Common Shares at the Option of the Corporation

     3.1  Interpretation

     In this section 3 the following phrases have the following meanings, respectively:

     (a) Weighted Average Price means the weighted average of the prices at which the Common Shares trade during the Trading Period, as such prices are reported by The Toronto Stock Exchange (or if the Common Shares are not then listed on The Toronto Stock Exchange, then by such other Canadian stock exchange on which the Common Shares are then listed as determined in the sole discretion of the Board of Directors);

     (b) Trading Period means the period of 20 trading days during which the Common Shares traded on the exchange mentioned in clause 3.1(a) hereof and which ends on the fourth day prior to the Conversion Date (as defined in subsection 3.5 hereof), or, if that fourth day is not a trading day, then ending on the immediately preceding trading day.

     3.2  Right of Conversion

     On and after May 15, 2004, and subject to the Corporation obtaining the prior approval (if required) of The Toronto Stock Exchange and any other Canadian stock exchanges on which the Series 1 Preferred Shares are listed, the Corporation may at any time convert all, or from time to time any part, of the then outstanding Series 1 Preferred Shares into fully paid and non-assessable Common Shares of the Corporation.

     3.3  Rate of Conversion

     Subject to adjustment in accordance with subsection 3.4 hereof, the number of Common Shares into which each Series 1 Preferred Share may be converted pursuant to this section 3 shall be determined in accordance with the following formula:

         X = $25.00 + D
             ----------
                 P

Where: X is the number of Common Shares into which each Series 1 Preferred Share may be converted;

          D is the amount of dividends accrued and unpaid on each Series 1 Preferred Share being converted, (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the Conversion Date (as defined in subsection 3.5 hereof)); and

          P is the greater of $3.00 and 95% of the Weighted Average Price of the Common Shares.

     3.4  Adjustments

          (a)  Subdivisions:

     In the event that the Corporation shall set a record date, which shall fall on any day during the period commencing with the first day of the Trading Period and ending on the Conversion Date (as defined in subsection 3.5 hereof), in respect of any of the following events, namely:

     (i)  subdivisions, consolidations or reclassifications of Common Shares; or

     (ii) distributions to all or substantially all the holders of Common Shares of:

          (A) shares (other than shares distributed in lieu of dividends paid in the ordinary course),

          (B)  rights, options or warrants,

          (C)  evidences of indebtedness, or

          (D)  assets (other than dividends paid in the ordinary course);

which in the opinion of the Board of Directors have or shall have had an effect on the trading price of the Common Shares on any date during the period commencing with the first day of the Trading Period and ending on the Conversion Date (as defined in subsection 3.5 hereof), then the Board of Directors, acting reasonably and in good faith, shall, on or prior to the Conversion Date and subject to stock exchange approval, prescribe adjustments to be made to the number of Common Shares to be issued on the Conversion Date in order to make the number of Common Shares to be issued on the Conversion Date equivalent in value to the number of Common Shares which would otherwise have been issuable had any of the foregoing capital changes not occurred.

          (b)  Mergers and Plan of Arrangements:

     If there is a consolidation or merger or amalgamation of the Corporation with or into any other company or body corporate, including by way of a sale whereby all or substantially all of the Corporation's undertaking and assets would become the property of any other company or body corporate or plan of arrangement involving the Corporation (any of which is herein called a "capital reorganization") on any date during the period commencing with the first day of the Trading Period and ending on the Conversion Date (as defined in subsection 3.5 hereof), to the extent and only to the extent, that the capital reorganization is not covered by clause 3.4(a) above, any holder of Series 1 Preferred Shares who has not exercised his or her right of conversion prior to the effective date of such capital reorganization shall be entitled to receive and shall accept, upon the exercise of such right at any time on the effective date or thereafter, in lieu of the number of Common Shares to which he or she was theretofore entitled upon conversion, the aggregate number of shares or other securities or property of the Corporation or of the company or body corporate resulting from or under the capital reorganization that such holder would have been entitled to receive as a result of such capital reorganization if, on the effective date thereof, he or she had been the registered holder of the number of Common Shares to which he or she was theretofore entitled upon conversion and no capital reorganization shall be carried into effect unless, in the opinion of the Board of Directors, all necessary steps shall have been taken to ensure that the holders of the Series 1 Preferred Shares shall thereafter be entitled to receive such number of shares or other securities or property of the Corporation or of the company or body corporate resulting from the consolidation, merger or amalgamation or to which such sale may be made, as the case may be, subject to adjustment thereafter in accordance with the provisions substantially similar to those contained in these articles.

          (c)  Other Capital Reorganizations:

     In the event there is any other capital reorganization or change in the share capital of the Corporation not covered by clauses 3.4(a) and (b) which in the opinion of the Board of Directors have or shall have had an effect on the trading price of the Common Shares on any date during the period commencing with the first day of the Trading Period and ending on the Conversion Date (as defined in subsection 3.5 hereof), then the Board of Directors, acting reasonably and in good faith, shall, on or prior to the Conversion Date and subject to stock exchange approval, prescribe adjustments to be made to the number of Common Shares to be issued on the Conversion Date in order to make the number of Common Shares to be issued on the Conversion Date equivalent in value to the number of Common Shares which would otherwise have been issuable had any of the foregoing capital changes not occurred.

          (d)  Minimum Adjustment:

     No adjustment in the number of Common Shares to be issued pursuant to this subsection 3.4 hereof shall be required unless an increase or decrease of at least 1% of the number of Common Shares to be issued to each holder of Series 1 Preferred Shares would result; provided, however, that any adjustment which, except for the provisions of this clause 3.4(d) would otherwise have been required to be made, shall be carried forward and taken into account in determining whether to make any subsequent adjustment.

          (e)  Notice of Adjustment:

     Forthwith after any adjustment in the number of Common Shares to be issued to each holder of Series 1 Preferred Shares, the Corporation shall file with the transfer agent and registrar of the Corporation for the Series 1 Preferred Shares a certificate of an officer of the Corporation certifying as to the amount of such adjustment and, in reasonable detail, the event requiring and the manner of computing such adjustment; the Corporation shall also at such time mail, by prepaid first class mail, a copy of such certificate to the holders of the Series 1 Preferred Shares.

     3.5  Conversion Procedure

          (a)  Conversion Notice:

     Where the Corporation chooses to convert Series 1 Preferred Shares pursuant to this section 3, the Corporation shall, at least 40 days before the Conversion Date (as defined in this subsection 3.5), publish at least once in an English language business newspaper in Regina, Vancouver, Calgary, Winnipeg and Toronto and in a French language business newspaper in Montreal and send by mail to each person who at the record date, if one is set by the Corporation, or if no record date is set, then at the date of mailing, is a registered holder of Series 1 Preferred Shares which are to be converted a notice in writing of the intention of the Corporation to convert such holder's Series 1 Preferred Shares (in this section 3 referred to as the "Conversion Notice").

     The Conversion Notice shall set out the date fixed for conversion (in this section 3 referred to as the "Conversion Date") and the number of Common Shares per Series 1 Preferred Share to be received on conversion regardless of whether all or part only of the Series 1 Preferred Shares held by the person to whom the Conversion Notice is addressed are to be converted. The Conversion Notice shall be sent by prepaid mail to each registered holder of a Series 1 Preferred Share which is to be converted at such holder's address as it appears in the shareholder or securities register maintained by or on behalf of the Corporation, or in the event of the address of any such holder not so appearing then to the last known address of such holder; provided, however, that accidental failure or omission to send the Conversion Notice to one or more of any such holders shall not affect the validity of the conversion of such holder's Series 1 Preferred Shares which are to be converted. In the case of joint holders of Series 1 Preferred Shares, the Conversion Notice may be mailed to any one of such holders.

          (b)  Receipt of Common Shares on Conversion:

     On the Conversion Date the Series l Preferred Shares which are the subject of the Conversion Notice shall be converted into fully paid and non-assessable Common Shares of the Corporation and the registered holders thereof shall be deemed to have become holders of Common Shares of record on the Conversion Date. As promptly as practicable after the Conversion Date, and following presentation and surrender, at the office of the transfer agent for the Series 1 Preferred Shares (or at any other place designated in the Conversion Notice), of the certificates for the Series 1 Preferred Shares so converted, the Corporation shall issue and deliver or cause to be delivered to those persons being registered holders, as at the Conversion

Date for the Series 1 Preferred Shares called for conversion, a certificate or certificates for the number of Common Shares of the Corporation issuable to such holders.

          (c)  Conversion of Part Only:

     If part only of the Series 1 Preferred Shares are at any time to be converted, the Series 1 Preferred Shares to be converted shall be selected by lot or in such equitable manner as the Board of Directors of the Corporation in its sole discretion determines. If part only of the Series 1 Preferred Shares represented by any share certificate are to be converted, a new share certificate for the remaining balance of the Series 1 Preferred Shares which are not to be converted shall be issued at the expense of the Corporation.

          (d)  Termination of Rights:

     From and after the Conversion Date, the Series 1 Preferred Shares called for conversion shall be deemed to be converted and the holders thereof shall cease to be entitled to dividends on such Series 1 Preferred 5hares and shall not be entitled to exercise any of the rights of shareholders in respect thereof, unless the issue and delivery of the Common Shares and any payment to which such holders are entitled shall not be duly made by the Corporation in accordance herewith in which case the rights of such holders shall remain unaffected.

     3.6  Fractional Shares

     Fractional Common Shares shall not be issued on any conversion of Series 1 Preferred Shares but in lieu thereof the Corporation shall make payments in an amount per fractional Common Share which is equal to the product obtained by multiplying the fraction of the Common Share otherwise issuable by the greater of $3.00 and 95% of the Weighted Average Price of the Common Shares, as adjusted in accordance with subsection 3.4 hereof, if applicable,

     Any payment in respect of a fraction of a Common Share shall be made by cheque payable at par at any branch of the Corporation's bankers in Canada to the person being the registered holder, as at the Conversion Date, of the Series 1 Preferred Shares called for conversion. The Corporation shall deliver or cause to be delivered such cheque with the certificate or certificates for the Common Shares which are delivered in accordance with subsection 3.5 hereof.

4.   Conversion into Common Shares at the Option of the Holder

     4.1  Interpretation

     In this section 4 the following phrases have the following meanings, respectively:

     (a) Weighted Average Price means the weighted average of the prices at which the

          Common Shares trade during the Trading Period, as such prices are reported by The Toronto Stock Exchange (or if the Common Shares are not then listed on The Toronto Stock Exchange, then by such other Canadian stock exchange on which the Common Shares are then listed as determined in the sole discretion of the Board of Directors);

     (b) Trading Period means the period of 20 trading days during which the Common Shares traded on the exchange mentioned in clause 4.1(a) and which ends on the fourth day prior to the applicable Conversion Date (as defined in subsection 4.2 hereof), or, if that fourth day is not a trading day, then ending on the immediately preceding trading day.

     4.2  Right of Conversion

     On and after August 15, 2004, and subject to all of the further provisions of this section 4, each Series 1 Preferred Share shall be convertible into fully paid and non-assessable Common Shares of the Corporation, at the option of the holder. A conversion of Series 1 Preferred Shares may only take place, at the option of the holder, on the 15th day of February, May, August or November in each year (in this section 4 each such date being hereinafter referred to as a "Conversion Date") provided that prior notice (in this section 4 being hereinafter referred to as the "Conversion Notice") has been given by the holder, in accordance with subsection 4.7 hereof, at least 65 days before the applicable Conversion Date.

     4.3  Rate of Conversion

     Subject to adjustment in accordance with subsection 4.4 hereof, the number of Common Shares into which each Series 1 Preferred Share may be converted pursuant to this subsection 4.3 shall be determined in accordance with the following formula:

          X = $25.00 + D
              ----------
                  P

Where: X is the number of Common Shares into which each Series 1 Preferred Share may be converted;

          D is the amount of dividends accrued and unpaid on each Series 1 Preferred Share being converted (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the applicable Conversion Date); and

          P is the greater of $3.00 and 95% of the Weighted Average Price of the Common

          Shares.

     4.4  Adjustments

          (a)  Subdivisions:

     In the event of:

     (i) subdivisions, consolidations or reclassifications of Common Shares; or

     (ii) distributions to all or substantially all the holders of Common Shares of:

          (A) shares (other than shares distributed in lieu of dividends paid in the ordinary course),

          (B)  rights, options or warrants,

          (C)  evidences of indebtedness, or

          (D)  assets (other than dividends paid in the ordinary course);

which in the opinion of the Board of Directors have or shall have had an effect on the trading price of the Common Shares on any date during the period commencing with the first day of the Trading Period and ending on the Conversion Date, then the Board of Directors, acting reasonably and in good faith, shall, on or prior to the Conversion Date and subject to stock exchange approval, prescribe adjustments to be made to the number of Common Shares to be issued on the Conversion Date in order to make the number of Common Shares to be issued on the Conversion Date equivalent in value to the number of Common Shares which would otherwise have been issuable had any of the foregoing capital changes not occurred.

          (b)  Mergers and Plan of Arrangements:

     If there is a consolidation or merger or amalgamation of the Corporation with or into any other company or body corporate, including by way of a sale whereby all or substantially all of the Corporation's undertaking and assets would become the property of any other company or body corporate or plan of arrangement involving the Corporation (any of which is herein called a "capital reorganization") on any date during the period commencing with the first day of the Trading Period and ending on the Conversion Date, to the extent and only to the extent that the capital reorganization is not covered by clause 4.4(a) hereof, any holder of Series 1 Preferred Shares who has not exercised his or her right of conversion prior to the effective date of such capital reorganization shall be entitled to receive and shall accept, upon the exercise of such right at any time on the effective date or thereafter, in lieu of the number of Common Shares to which he or she was theretofore entitled upon conversion, the aggregate number of shares or other securities or property of the Corporation or of the company or body corporate resulting from or under the capital reorganization that such holder would have been entitled to receive as a result of such capital reorganization if, on the effective date thereof, he or she had been the registered holder of the number of Common Shares to which he or she was theretofore entitled upon conversion and no capital reorganization shall be carried into effect unless, in the opinion of the Board of Directors, all necessary steps shall have been taken to ensure that the holders of the Series 1 Preferred Shares shall thereafter be entitled to receive such number of shares or other securities or property of the Corporation or of the company or body corporate resulting from the consolidation, merger or amalgamation or to which such sale may be made, as the case may be, subject to adjustment thereafter in accordance with the provisions substantially similar, to those contained in these articles.

          (c)  Other Capital Reorganizations:

     In the event there is any other capital reorganization or change in the share capital of the Corporation which in the opinion of the Board of Directors have or shall have had an effect on the trading price of the Common Shares on any date during the period commencing with the first day of the Trading Period and ending on the Conversion Date, then the Board of Directors, acting reasonably and in good faith, shall, on or prior to the Conversion Date and subject to stock exchange approval, prescribe adjustments to be made to the number of Common Shares to be issued on the Conversion Date in order to make the number of Common Shares to be issued on the Conversion Date equivalent in value to the number of Common Shares which would otherwise have been issuable had any of the foregoing capital changes not occurred.

          (d)  Minimum Adjustment:

     No adjustment in the number of Common Shares to be issued pursuant to this subsection 4.4 shall be required unless an increase or decrease of at least 1% of the number of Common Shares to be issued to each holder of Series 1 Preferred Shares would result; provided, however, that any adjustment which, except for the provisions of this clause 4.4(d) would otherwise have been required to be made, shall be carried forward and taken into account in determining whether to make any subsequent adjustment.

          (e)  Notice of Adjustment:

     Forthwith after any adjustment in the number of Common Shares to be issued to each holder of Series 1 Preferred Shares, the Corporation shall file with the transfer agent and registrar of the Corporation for the Series 1 Preferred Shares a certificate of an officer of the Corporation certifying as to the amount of such adjustment and, in reasonable detail, the event requiring and the manner of computing such adjustment; the Corporation shall also at such time mail, by prepaid first class mail, a copy of such certificate to the holders of the Series 1 Preferred Shares.

     4.5  Fractional Shares

     Fractional Common Shares shall not be issued on any conversion of Series 1 Preferred Shares but in lieu thereof the Corporation shall make payments in an amount per fractional Common Share which is equal to the product obtained by multiplying the fraction of the Common Share otherwise issuable by the greater of $3.00 and 95% of the Weighted Average Price of the Common Shares, as adjusted in accordance with subsection 4.4 hereof, if applicable.

     Any payment in respect of a fraction of a Common Share shall be made by cheque payable at par at any branch of the Corporation's bankers in Canada to the person being the registered holder, as at the Conversion Date, of the Series 1 Preferred Shares called for conversion. The Corporation shall deliver or cause to be delivered such cheque with the certificate or certificates for the Common Shares which are delivered in accordance with subsection 4.7 hereof.

     4.6  Corporation's Right to Redeem or Arrange Sale

          (a) Right to Redeem of Arrange Sale:

     Notwithstanding a holder's election to convert Series 1 Preferred Shares held by it into Common Shares in accordance with this section 4, the Corporation has the right (subject only to clause 7(b) hereof) in respect of those Series 1 Preferred Shares which are the subject of a Conversion Notice (the "Subject Shares") to elect to either (i) redeem, on the applicable Conversion Date, all or part of the Subject Shares or (ii) cause the holder to sell, on the applicable Conversion Date, all or part of the Subject Shares to another purchaser or purchasers in the event that a purchaser or purchasers willing to purchase such Series 1 Preferred Shares can be found. The number of Subject Shares to be redeemed or caused to be sold to other purchasers shall be determined by the Board of Directors of the Corporation in its sole discretion.

          (b) Notice of Redemption or Arranged Sale:

     If the Corporation elects to redeem or cause the holders to sell any of the Subject Shares, the Corporation shall, not later than 40 days before the applicable Conversion Date, send a notice to each holder who has delivered a Conversion Notice to the Corporation. Such notice shall state:

     (i) the number of Subject Shares to be redeemed by the Corporation (if any);

     (ii) the number of Subject Shares to be sold to a purchaser(s) (if any);
          and

     (iii) the number of Subject Shares which are still to be converted into Common Shares (if any);

such that all of the Subject Shares shall be redeemed, caused to be sold or converted on the Conversion Date. The proportion of a holder's Series 1 Preferred Shares which are the subject of a Conversion Notice, that are to be either redeemed, caused to be sold or converted on the Conversion Date shall, to the extent practicable, be in the same proportion as the proportion of the Subject Shares (as a whole) that are to be either redeemed, caused to be sold or converted on that same Conversion Date.

          (c) Payment Upon Redemption or Arranged Sale:

     In the event that redemption or arranged sale to a purchaser(s) is elected by the Corporation in respect of all or part of the Subject Shares, the Corporation or the purchaser(s) (as the case may be) shall make payment, by cheque payable to the holders of the Subject Shares, of an amount of $25.00 per Series 1 Preferred Share which is being redeemed or sold, together with all accrued and unpaid dividends on such Series 1 Preferred Share (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the applicable Conversion Date).

          (d) Termination of Rights:

     The Subject Shares to be redeemed or sold shall not be converted into Common Shares on the applicable Conversion Date and the right of any holder to convert such shares into Common Shares as herein provided shall cease and terminate if the election has been made by the Corporation to redeem or arrange for the sale of such shares; provided, however, that should, on or before the close of business on the applicable Conversion Date, either (i) the Corporation fail to pay the redemption price or make the same available for payment, or (ii) the purchaser or purchasers fail to pay the purchase price, then the right of conversion shall thereupon revive in respect of those Subject Shares which were to have been redeemed or sold and the conversion requested by the holder of those Subject Shares shall be implemented with effect on the Conversion Date as if such shares had not been called for redemption or sold to a purchaser(s).

          (e) Redemption or Purchase Procedure

     The redemption or the arranged sale by the Corporation, as the case may be, of Series 1 Preferred Shares as provided in this section 4 shall be effected by the transfer agent and registrar for the Series 1 Preferred Shares presenting and surrendering, to the Corporation, the certificate(s) representing the Series 1 Preferred Shares deposited by the holder thereof for conversion.

     4.7  Conversion Procedure

          (a) Delivery of Conversion Notice and Share Certificates:

     A holder of Series 1 Preferred Shares desiring to convert all or part of the Series 1 Preferred Shares held by the holder thereby into Common Shares may do so only by delivering to the transfer agent for the Series 1 Preferred Shares, on or before the date 65 days prior to the Conversion Date, the following:

     (i) a certificate or certificates representing the Series 1 Preferred Shares to be converted; and

     (ii) a duly completed Conversion Notice in the form set out on the back of the certificate for the Series 1 Preferred Shares to be converted.

     The Conversion Notice must be signed by the registered holder of the Series 1 Preferred Shares to be converted, or such holder's duly authorized attorney (in which case proof of the appointment of the attorney, satisfactory to the Corporation in form and execution, shall be provided), and shall specify the number of Series 1 Preferred Shares which the holder desires to have converted.

          (b) Receipt of Common Shares on Conversion:

     The registered holder of Series 1 Preferred Shares surrendered for conversion as provided in this section 4 (or any person or persons in whose name or names any such registered holder of Series 1 Preferred Shares shall have directed certificates representing Common Shares to be issued) shall be deemed to have become a holder of Common Shares of record on the Conversion Date. As promptly as practicable after the Conversion Date the Corporation shall issue and cause to be delivered a certificate or certificates for the number of Common Shares resulting from such conversion in the name of and to the registered holder of the Series 1 Preferred Shares so converted or, subject to payment by the registered holder of any stock transfer or other applicable taxes, in the name of and to such other person or persons as such registered holder may direct in writing satisfactory to the transfer agent and registrar in form and execution.

          (c) Conversion of Part Only:

     If fewer than all the Series 1 Preferred Shares represented by a certificate or certificates accompanying a Conversion Notice are to be converted, the Corporation shall issue and deliver or cause to be delivered, at the expense of the Corporation, a new certificate representing the Series 1 Preferred Shares comprised in the certificate or certificates surrendered but which are not to be converted, redeemed or sold.

          (d) Termination of Rights:

     From and after the Conversion Date, the Series 1 Preferred Shares in respect of which conversion rights shall have been exercised and which are to be converted into Common Shares as provided in this section 4 shall be deemed to be converted and the holders thereof shall cease to be entitled to dividends on such Series 1 Preferred Shares and shall not be entitled to exercise any of the rights of shareholders in respect thereof, unless the issue and delivery of the Common

Shares and any payment to which such holders are entitled shall not be duly made by the Corporation in accordance herewith in which case the rights of such holders shall remain unaffected.

          (e)  Interpretation:

     For the purposes of this section 4, the Conversion Date applicable to a particular conversion of Series 1 Preferred Shares (or any redemption or arranged sale thereof as herein provided) shall be the first Conversion Date which occurs not less than 65 days after an election has been duly made by the holder of such Series 1 Preferred Shares as provided in this section 4.

5.   Purchase for Cancellation

     Subject to section 7 hereof, the Corporation may at any time or from time to time purchase for cancellation all or any number of Series 1 Preferred Shares at any price in the following ways:

     (a) by an invitation for tenders which is distributed directly to all holders of Series 1 Preferred Shares;

     (b) by an invitation for tenders which is distributed through the facilities of any stock exchange on which the Series 1 Preferred Shares are listed; or

     (c) in any other manner other than as set forth in paragraphs (a) and (b) above;

provided that in the case of a purchase in any manner other than as set forth in
(a) and (b) above, the price for such Series 1 Preferred Shares so purchased for cancellation shall not exceed the highest price offered for a board lot of the Series 1 Preferred Shares on any stock exchange on which such shares are listed on the date of purchase, plus the costs of purchase.

6.   Authorized Capital

     Any Series 1 Preferred Shares which are redeemed or purchased by the Corporation pursuant to sections 2, 4 or 5 hereof shall be cancelled.

7.   Restrictions on Dividends and Retirement of Shares

     So long as any of the Series 1 Preferred Shares are outstanding, unless the prior approval of the holders of the Series 1 Preferred Shares is obtained in the manner specified in section 10 hereof and such other approvals are obtained as may then be prescribed by the articles of the

Corporation and applicable law, the Corporation shall not:

     (a) declare, pay or set apart for payment any dividend on the Common Shares, the Second Preferred Shares or shares of any other class of shares of the Corporation ranking junior to the Series 1 Preferred Shares with respect to priority in the payment of dividends, other than a stock dividend payable in Common Shares, Second Preferred Shares or shares of any other class of shares of the Corporation ranking junior to the Series 1 Preferred Shares with respect to priority in the payment of dividends;

     (b) redeem, purchase or otherwise retire or make any capital distribution on or in respect of any Common Shares, Second Preferred Shares or shares of any other class of shares of the Corporation ranking junior to the Series 1 Preferred Shares with respect to priority in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking junior to the Series 1 Preferred Shares with respect to priority in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

     (c) redeem, purchase or otherwise retire fewer than all of the Series 1 Preferred Shares then outstanding; or

     (d) redeem, purchase or otherwise retire any other shares of the Corporation ranking on a parity with the Series 1 Preferred Shares with respect to the payment of dividends or the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, except in connection with the exercise of any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attached to any such shares;

unless all dividends accrued to the most recent Dividend Payment Date then payable in respect of the Series 1 Preferred Shares shall have been declared and paid or set apart for payment, and all dividends then payable on all other shares of the Corporation then issued and outstanding which rank prior to or on a parity with the Series 1 Preferred Shares in respect of the payment of dividends shall have been declared and paid or set apart for payment.

8.   Liquidation, Dissolution or Winding-up

     In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Series 1 Preferred Shares shall be entitled to receive from the assets of the Corporation an amount equal to the aggregate of
(a) $25.00 per Series 1 Preferred Share held by them respectively, plus (b) an amount equal to all dividends, if any, accrued and unpaid thereon (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of distribution), the whole to be paid before any amount shall be paid by the Corporation or any assets of the Corporation shall be distributed to holders of the Common Shares of the Corporation, to holders of the Second Preferred Shares of the Corporation or to holders of any other class of shares of the Corporation ranking junior to the Series 1 Preferred Shares with respect to priority in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs. After payment to the holders of the Series 1 Preferred Shares of the amounts so payable to them as specified herein, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

9.   Modification of Series Provisions

     The rights, privileges, restrictions and conditions attaching to the Series 1 Preferred Shares may be deleted, varied, modified, amended or amplified by the Corporation only with the approval of the holders of the Series 1 Preferred Shares as provided for in section 10 hereof.

10.  Approval of Holders of Series 1 Preferred Shares

     Any approval that may be given at any time by the holders of the Series 1 Preferred Shares shall be given either in such manner as may then be required by applicable law or, if permitted by applicable law, by an instrument or instruments in writing signed by the holders of not less than two-thirds of the then outstanding Series 1 Preferred Shares or by resolution passed by not less than two-thirds of the votes cast on a poll at a meeting or adjourned meeting of the holders of the Series 1 Preferred Shares then outstanding duly called for that purpose.

     In the event that any approval is to be given at a meeting of the holders of the Series 1 Preferred Shares, a quorum for the meeting shall consist of the holders, present in person or represented by proxy, of not less than 25% of the Series 1 Preferred Shares outstanding at the time of the meeting; if, however, the holders of 25% of the outstanding Series 1 Preferred Shares are not present in person or represented by proxy at such meeting within one-half hour after the time for which the meeting was called, the meeting shall be adjourned without further notice to a subsequent date and time established by the Chair of the meeting, and a quorum for the adjourned meeting shall consist of two or more persons holding Series 1 Preferred Shares present in person or represented by proxy. On every poll taken at a meeting of holders of Series 1 Preferred Shares, each holder entitled to vote thereat shall be entitled to one vote for each Series 1 Preferred Share held by such holder.

     Except as otherwise provided above, the formalities to be observed with respect to the calling and conduct of such meeting or adjourned meeting shall be those from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders of the Corporation or as otherwise provided by applicable law.

11.  Voting Rights

     Except as provided in section 10 or provided by applicable law, the holders of the Series 1 Preferred Shares shall not be entitled as such to receive notice of, or to attend, or to vote at, any meeting of the shareholders of the Corporation unless the Corporation shall have failed to fulfil its obligation to declare and pay eight quarterly dividends on the Series 1 Preferred Shares, whether or not consecutive. In that event and for so long as any of such dividends in respect of the Series 1 Preferred Shares remain in arrears, except for meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series, the holders of the Series 1 Preferred Shares shall be entitled to receive notice of, and to attend, all meetings of shareholders of the Corporation and shall be entitled to cast one vote thereat for each Series 1 Preferred Share held.

12.  Tax Election

     The Corporation shall elect, in the manner and within the time provided under subsection 191.2(1) of Part VI.1 of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, to pay tax at a rate and take all other necessary action under such Act such that no holder of the Series 1 Preferred Shares shall be required to pay tax on dividends received on the Series 1 Preferred Shares under section 187.2 of part IV.1 of such Act or any successor or replacement provision of similar effect.